                                       October 29, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida  32250

        Re:   Registration Statement on Form S-3 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and the Subsidiary Guarantors set forth on Exhibit
A hereto (the "Subsidiary Guarantors") in connection with the Company's offering of up to an aggregate of $300,000,000 principal amount of 2% Senior Subordinated
Convertible Notes due 2024 (the "Notes") and the issuance of the related guarantees of the Notes by the Subsidiary Guarantors (the "Guarantees") under the Registration Statement on Form S-3, Registration File No. 333-113834 (the
"Registration Statement") under the Securities Act of 1933, as amended (the
"Securities Act"), filed on behalf of the Company and the Subsidiary Guarantors with the Securities and Exchange Commission (the "Commission"). The Registration
Statement provides for the offering, issuance and sale from time to time of the securities described in the Registration Statement at an aggregate initial offering price that will not exceed $500,000,000. This opinion updates and supplements our opinion dated May 26, 2004 filed as an exhibit to the
Registration Statement. At your request, this opinion is being furnished to you for filing on a Current Report on Form 8-K of the Company and incorporation by reference as Exhibit 5.1 to the Registration Statement.

         The Notes will be issued pursuant to an indenture (the "Base
Indenture") between the Company and Wachovia Bank, National Association, as
trustee (the "Trustee"), the form of which was filed as an exhibit to the
Registration Statement, as supplemented by a supplemental indenture
("Supplemental Indenture") filed with the Commission as an Exhibit to the
Current Report on Form 8-K of the Company dated October 29, 2004 (the "October
29, 2004 Form 8-K").

         In our capacity as counsel to the Company and the Subsidiary Guarantors in connection with the matters referred to above, we have examined copies of the following: (i) the Certificate of Incorporation of the Company, as amended, the
Amended and Restated Bylaws of the Company, and records of certain of the
Company's and Subsidiary Guarantors' corporate

October 29, 2004

proceedings as reflected in their respective minute books; (ii) the form of
Indenture and the form of Notes and Guarantees included therein filed as Exhibit
4.1 to the October 29, 2004 Form 8-K; (iv) the prospectus, dated May 27, 2004, which is a part of the Registration Statement (the "Prospectus"); (v) the
supplemental prospectus, dated June 9, 2004, filed with the Commission on June
14, 2004, pursuant to Rule 424(b)(5) of the Act; (vi) the preliminary supplemental prospectus, dated October 25, 2004, filed with the Commission on
October 25, 2004, pursuant to Rule 424(b)(5) of the Act; and (vii) the definitive supplemental prospectus, dated October 26, 2004, filed with the
Commission on October 27, 2004, pursuant to Rule 424(b)(5) of the Act (the
"Prospectus Supplement"). We have also examined such other documents, papers, authorities and statutes as we have deemed necessary to form the basis of the opinions hereinafter set forth.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to certain facts material to this opinion, we have relied upon oral or written statements and representations of officers and other representatives of the Company and the
Subsidiary Guarantors, public officials, and others, and such other documents and information as we have deemed necessary or appropriate to enable us to render the opinions expressed below. We have not undertaken any independent investigation to determine the accuracy of any such facts.

         Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

         1. When (a) the Indenture has been duly executed and delivered by the
Company and (b) the Notes have been duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against payment therefor in accordance with the terms and provisions of the Indenture and as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement, the
Notes will constitute valid and legally binding obligations of the Company.

         2. When (a) the Indenture has been duly executed, and delivered by the
Company and the Subsidiary Guarantors and (b) the Guarantees have been executed and delivered on behalf of such Subsidiary Guarantors and the related Notes have been duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against payment therefor in accordance with the terms and provisions of the Indenture and as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement, the Guarantees will constitute valid and legally binding obligations of the applicable Subsidiary Guarantors.

         3. The shares of Common Stock issuable upon conversion of the Notes have been duly authorized, and when issued upon conversion of the Notes in accordance with the terms of the Indenture and the Notes, will be validly issued, fully paid and nonassessable.

October 29, 2004

         The opinions set forth herein are subject to the following additional qualifications, assumptions and exceptions:

         1.       the effect of bankruptcy, insolvency, reorganization,
                  fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors' generally; and

         2.       the effect of general principles of equity, whether
                  enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

         We hereby consent to the use of this opinion as an Exhibit 5.1 to the
October 29, 2004 Form 8-K, to the incorporation by reference of this opinion into the Registration Statement and to the reference to us under the heading
"Legal Matters" in the Prospectus and the Prospectus Supplement(s) which form a part thereof. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities
Act or the rules and regulations of the Commission promulgated thereunder.

         We assume for purposes of this opinion that (i) the Trustee is duly qualified to engage in the activities contemplated by the Indenture; (ii) the
Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a legally valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms; (iii) the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture; and (iv) the Trustee is qualified under the
Trust Indenture Act of 1939, as amended.

         We are qualified to practice law in the State of New York and do not purport to be experts on any law other than the laws of the State of New York and the General Corporation Law of the State of Delaware. In rendering the opinions expressed herein, we have relied on matters relating to (i) California law on the opinion of Inglis, Ledbetter & Gower LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as
Exhibit B, with respect to NAP Properties, Ltd., a California limited partnership, NAP Property Managers, LLC, a California limited liability company,
Safari Land Ltd., Inc., a California corporation, Safariland Government Sales,
Inc., a California corporation, and Hatch Imports, Inc., a California corporation; (ii) Massachusetts law on the opinion of Lawson & Weitzen LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit C, with respect to Pro-Tech Armored Products of
Massachusetts, Inc., a Massachusetts corporation; (iii) Ohio law on the opinion of Porter Wright Morris & Arthur LLP, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit
D, with respect to The O'Gara Company, an Ohio corporation; (iv) Arizona law on the opinion of Snell & Wilmer L.L.P., subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit
E, with respect to Simula, Inc., Simula Aerospace & Defense Group, Inc.,
International Center for Safety Education, Inc., and Simula Polymers Systems,
Inc., all Arizona corporations; (v) Texas law on the opinion of The

October 29, 2004

Law Office of Adrienne Randle Bond, Esq., subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit
F, with respect to B-Square, Inc., a Texas corporation; and (vi) New Hampshire law on the opinion of McLane, Graf, Raulerson & Middleton Professional
Association, subject to the assumptions and qualifications contained therein, a copy of which is attached hereto as Exhibit G, with respect to Casco
International, Inc., Monadnock Lifetime Products, Inc. and Monadnock Police
Training Council, Inc., all New Hampshire corporations.

         This opinion letter is limited to the specific legal matters expressly set forth herein, speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations.

                             Very truly yours,

                             KANE KESSLER, P.C.

                             By: /s/ Jeffrey S. Tullman, Authorized Signatory
                                ---------------------------------------------

                                    EXHIBIT A

       -----------------------------------------------------------------
       911EP, Inc.
       -----------------------------------------------------------------
       AHI Bulletproof Acquisition Corp.
       -----------------------------------------------------------------
       AHI Properties I, Inc.
       -----------------------------------------------------------------
       Armor Accessories, Inc.
       -----------------------------------------------------------------
       Armor Brands, Inc.
       -----------------------------------------------------------------
       ArmorGroup Services, LLC
       -----------------------------------------------------------------
       Armor Holdings Forensics, L.L.C.
       -----------------------------------------------------------------
       Armor Holdings GP, LLC
       -----------------------------------------------------------------
       Armor Holdings LP, LLC
       -----------------------------------------------------------------
       Armor Holdings Mobile Security, L.L.C.
       -----------------------------------------------------------------
       Armor Holdings Payroll Services, LLC
       -----------------------------------------------------------------
       Armor Holdings Products, L.L.C.
       -----------------------------------------------------------------
       Armor Holdings Properties, Inc.
       -----------------------------------------------------------------
       Armor Safety Products Company
       -----------------------------------------------------------------
       B-Square, Inc.
       -----------------------------------------------------------------
       Break-Free, Inc.
       -----------------------------------------------------------------
       Casco International, Inc.
       -----------------------------------------------------------------
       CDR International, Inc.
       -----------------------------------------------------------------
       Defense Technology Corporation of America
       -----------------------------------------------------------------
       Hatch Imports, Inc.
       -----------------------------------------------------------------
       Identicator, Inc.
       -----------------------------------------------------------------
       International Center for Safety Education, Inc.
       -----------------------------------------------------------------
       Monadnock Lifetime Products, Inc. (DE)
       -----------------------------------------------------------------
       Monadnock Lifetime Products, Inc. (NH)
       -----------------------------------------------------------------
       Monadnock Police Training Council, Inc.
       -----------------------------------------------------------------
       NAP Properties, Ltd.
       -----------------------------------------------------------------
       NAP Property Managers, LLC
       -----------------------------------------------------------------
       New Technologies Armor, Inc.
       -----------------------------------------------------------------
       ODV Holdings Corp.
       -----------------------------------------------------------------
       O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.
       -----------------------------------------------------------------
       Pro-Tech Armored Products of Massachusetts, Inc.
       -----------------------------------------------------------------
       Ramtech Development Corp.
       -----------------------------------------------------------------
       Safari Land Ltd., Inc.
       -----------------------------------------------------------------
       Safariland Government Sales, Inc.
       -----------------------------------------------------------------
       Simula Aerospace & Defense Group, Inc.
       -----------------------------------------------------------------
       Simula, Inc.
       -----------------------------------------------------------------
       Simula Polymers Systems, Inc.
       -----------------------------------------------------------------
       Simula Technologies, Inc.
       -----------------------------------------------------------------
       Speedfeed Acquisition Corp.
       -----------------------------------------------------------------
       The O'Gara Company
       -----------------------------------------------------------------

                                                                       EXHIBIT B

                                       October 29, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida  32250

         RE:  REGISTRATION STATEMENT ON FORM S-3 OF ARMOR HOLDINGS, INC.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and Hatch Imports, Inc., NAP Property Managers,
LLC, Safariland Government Sales, Inc. and Safari Land Ltd., Inc. (the
"California Guarantors"), five of the Subsidiary Guarantors listed on Exhibit A hereto (the "Subsidiary Guarantors") in connection with the Company's offering of up to an aggregate of $300,000,000 principal amount of 2% Senior Subordinated
Convertible Notes due 2024 (the "Notes") and the issuance of the related guarantees of the Notes by the Subsidiary Guarantors (the "Guarantees") under the Registration Statement on Form S-3, Registration File No. 333-113834 (the
"Registration Statement") under the Securities Act of 1933, as amended (the
"Securities Act"), filed on behalf of the Company and the Subsidiary Guarantors with the Securities and Exchange Commission (the "Commission"). The Registration
Statement provides for the offering, issuance and sale from time to time of the securities described in the Registration Statement at an aggregate initial offering price that will not exceed $500,000,000. This opinion updates and supplements our opinion dated May 26, 2004 filed as an exhibit to the
Registration Statement. At your request, this opinion is being furnished to you for filing on a Current Report on Form 8-K of the Company and incorporation by reference as as attachment to Exhibit 5.1 to the Registration Statement.

         The Notes will be issued pursuant to an indenture (the "Base
Indenture") between the Company and Wachovia Bank, National Association, as
trustee (the "Trustee"), the form of which was filed as an exhibit to the
Registration Statement, as supplemented by a supplemental indenture
("Supplemental Indenture") filed with the Commission as an Exhibit to the
Current Report on Form 8-K of the Company dated October 29, 2004 (the "October
29, 2004 Form 8-K").

October 29, 2004

         In our capacity as counsel to the Company and the California Guarantors in connection with the matters referred to above, we have examined copies of the following: (i) the Certificate of Incorporation, the Certificate of Limited
Partnership, or the Certificate of Formation, as the case may be, as currently in effect, of each of the California Guarantors; (ii) the Articles and Bylaws,
the Limited Partnership Agreement and Operating Agreement, as the case may be, as currently in effect, of each of the California Guarantors; (iii) the records of certain of the California Guarantors and corporate proceedings as reflected in their respective minute books; (iv) the form of Indenture and the form of
Notes and Guarantees included therein filed as Exhibit 4.1 to the October 29,
2004 Form 8-K; (v) the prospectus, dated May 27, 2004, which is a part of the
Registration Statement (the "Prospectus"); (vi) the supplemental prospectus, dated June 9, 2004, filed with the Commission on June 14, 2004, pursuant to Rule
424(b)(5) of the Act; (vii) the preliminary supplemental prospectus, dated
October 26, 2004, filed with the Commission on October 27, 2004, pursuant to
Rule 424(b)(5) of the Act; and (vii) the definitive supplemental prospectus, dated October 29, 2004, filed with the Commission on October 29, 2004, pursuant to Rule 424(b)(5) of the Act (the "Prospectus Supplement"). We have also examined and relied upon such other documents, corporate records, certificates, instruments, papers, authorities, statutes and other information as we have deemed necessary to form the basis of the opinions hereinafter set forth.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of each of the California Guarantors at all relevant times will be such as will permit the authorization, execution and performance of the Guarantees under applicable law. As to certain facts material to this opinion, we have relied upon oral or written statements and representations of officers and other representatives of the California Guarantors, public officials, and others, and such other documents and information as we have deemed necessary or appropriate to enable us to render the opinions expressed below. We have not undertaken any independent investigation to determine the accuracy of any such facts.

         Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

         1.       Each of the California Guarantors has been duly incorporated or formed and is validly existing and in good standing under the law of the State of California.

         2.       Each of the California Guarantors has all requisite power and authority under California law to own and operate its
                  properties and carry on its business as now conducted and to perform its obligations under the Guarantees.

         3.       The execution and delivery of the Guarantees by each of the
                  California Guarantors and the performance of each of the
                  California Guarantor 's obligations

October 29, 2004

                  under the Guarantees have been duly authorized by all
                  requisite action on the part of each of the California
                  Guarantors.

         4.       When (a) the Indenture has been duly executed, and delivered by the Company and each of the California Guarantors and (b)
                  the Guarantees have been executed and delivered on behalf of the California Guarantors and the related Notes have been duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against payment therefor in
                  accordance with the terms and provisions of the Indenture and as contemplated by the Registration Statement, the Prospectus and the Prospectus Supplement, the Guarantees will constitute valid and legally binding obligations of the California
                  Guarantors.

         The opinions set forth herein are subject to the following additional qualifications, assumptions and exceptions:

         1.       the effect of bankruptcy, insolvency, reorganization,
                  fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors' generally; and

         2.       the effect of general principles of equity, whether
                  enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefore may be brought.

         We hereby consent to the use of this opinion as an attachment to
Exhibit 5.1 to the October 29, 2004 Form 8-K, to the incorporation by reference of this opinion into the Registration Statement and to the reference to us under the heading "Legal Matters" in the Prospectus and the Prospectus Supplement(s)
which form a part thereof. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the
Securities Act or the rules and regulations of the Commission promulgated thereunder.

         We assume for purposes of this opinion that (i) the Trustee is duly qualified to engage in the activities contemplated by the Indenture; (ii) the
Indenture has been duly authorized, executed and delivered by the Trustee and constitutes a legally valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms; (iii) the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture; and (iv) the Trustee is qualified under the
Trust Indenture Act of 1939, as amended.

         We are qualified to practice law in the State of California and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of California.

         This opinion letter is limited to the specific legal maters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter

October 29, 2004

speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations.

                                       Very truly yours,

                                       /s/ Richard G. Ritchie
                                       -----------------------------
                                       Richard G. Ritchie
                                       Inglis, Ledbetter & Gower LLP

                                    EXHIBIT A

     ----------------------------------------------------------------------
     911EP, Inc.
     ----------------------------------------------------------------------
     AHI Bulletproof Acquisition Corp.
     ----------------------------------------------------------------------
     AHI Properties I, Inc.
     ----------------------------------------------------------------------
     Armor Accessories, Inc.
     ----------------------------------------------------------------------
     Armor Brands, Inc.
     ----------------------------------------------------------------------
     ArmorGroup Services, LLC
     ----------------------------------------------------------------------
     Armor Holdings Forensics, L.L.C.
     ----------------------------------------------------------------------
     Armor Holdings GP, LLC
     ----------------------------------------------------------------------
     Armor Holdings LP, LLC
     ----------------------------------------------------------------------
     Armor Holdings Mobile Security, L.L.C.
     ----------------------------------------------------------------------
     Armor Holdings Payroll Services, LLC
     ----------------------------------------------------------------------
     Armor Holdings Products, L.L.C.
     ----------------------------------------------------------------------
     Armor Holdings Properties, Inc.
     ----------------------------------------------------------------------
     Armor Safety Products Company
     ----------------------------------------------------------------------
     B-Square, Inc.
     ----------------------------------------------------------------------
     Break-Free, Inc.
     ----------------------------------------------------------------------
     Casco International, Inc.
     ----------------------------------------------------------------------
     CDR International, Inc.
     ----------------------------------------------------------------------
     Defense Technology Corporation of America
     ----------------------------------------------------------------------
     Hatch Imports, Inc.
     ----------------------------------------------------------------------
     Identicator, Inc.
     ----------------------------------------------------------------------
     International Center for Safety Education, Inc.
     ----------------------------------------------------------------------
     Monadnock Lifetime Products, Inc. (DE)
     ----------------------------------------------------------------------
     Monadnock Lifetime Products, Inc. (NH)
     ----------------------------------------------------------------------
     Monadnock Police Training Council, Inc.
     ----------------------------------------------------------------------
     NAP Properties, Ltd.
     ----------------------------------------------------------------------
     NAP Property Managers, LLC
     ----------------------------------------------------------------------
     New Technologies Armor, Inc.
     ----------------------------------------------------------------------
     ODV Holdings Corp.
     ----------------------------------------------------------------------
     O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.
     ----------------------------------------------------------------------
     Pro-Tech Armored Products of Massachusetts, Inc.
     ----------------------------------------------------------------------
     Ramtech Development Corp.
     ----------------------------------------------------------------------
     Safari Land Ltd., Inc.
     ----------------------------------------------------------------------
     Safariland Government Sales, Inc.
     ----------------------------------------------------------------------
     Simula Aerospace & Defense Group, Inc.
     ----------------------------------------------------------------------
     Simula, Inc.
     ----------------------------------------------------------------------
     Simula Polymers Systems, Inc.
     ----------------------------------------------------------------------
     Simula Technologies, Inc.
     ----------------------------------------------------------------------
     Speedfeed Acquisition Corp.
     ----------------------------------------------------------------------
     The O'Gara Company
     ----------------------------------------------------------------------

                                                                       EXHIBIT C

                                       October 29, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

         Re:  Registration Statement on Form S-3 of Armor Holdings, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and Pro-Tech Armored Products of Massachusetts,
Inc. ("Pro-Tech"), one of the Subsidiary Guarantors listed on Exhibit A hereto
(the "Subsidiary Guarantors") in connection with the preparation of the
Registration Statement on Form S-3, File No. 333-113834 (the "Registration
Statement"), filed on behalf of the Company and the Subsidiary Guarantors with the Securities and Exchange Commission (the "Commission") and Amendment No. 1
thereto filed on May 26, 2004 (the "Amendment") and in connection with the
Company's offering pursuant to the underwriting agreement, dated October 26,
2004 (the "Underwriting Agreement") by and among the Company, Goldman Sachs &
Co, as representative of the several underwriters (the "Underwriters") and the
Subsidiary Guarantors of up to an aggregate of $300,000,000 of 2% Senior
Subordinated Convertible Notes due November 1, 2024 (the "Convertible Notes")
convertible into shares of the Company's common stock, $0.01 par value per share
(the "Common Stock") (the "Firm Securities") and, at the election of Goldman
Sachs & Co, up to an aggregate of $45,000,000 additional aggregate principal amount of Convertible Notes (the "Optional Securities") (the Firm Securities and
the Optional Securities that Goldman

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

Sachs & Co elects to purchase pursuant to the Underwriting Agreement are herein collectively called the "Securities") which are issuable pursuant to a Base
Indenture dated October 29, 2004 between Wachovia Bank, National Association
(the "Trustee") and the Company as amended by the Supplemental Indenture dated
October 29, 2004 among the Trustee, the Company and the Subsidiary Guarantors
(the "Supplemental Indenture," the Supplemental Indenture and the Base Indenture
collectively, the "Indenture").

         The Registration Statement relates to the Company's offering of up to an aggregate of $500,000,000 of (i) one or more series of debt securities (the
"Debt Securities"), which may be guaranteed (the "Guarantees") by the Subsidiary
Guarantors, (ii) shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), (iii) shares of preferred stock of the Company, par value $0.01 per share (the "Preferred Stock"), (iv) warrants to purchase Debt
Securities, Common Stock, or Preferred Stock (the "Warrants"), or any
combination of the foregoing (collectively, the "Securities"). Any series of
Debt Securities and Warrants may be convertible and/or exchangeable for Common
Stock, Preferred Stock, or another series of Debt Securities. Any series of
Preferred Stock may be convertible and/or exchangeable for Common Stock or another series of Preferred Stock. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the
Prospectus and Prospectus Supplement, which is a part of the Registration
Statement. The guarantee by Pro-Tech with respect to the Debt Securities is referred to as the "Guarantee."

         In delivering this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, and relied upon (i) the Registration Statement in the form filed with the
Commission through the date hereof; (ii) the Articles of Organization, as currently in effect, of Pro-Tech; (iii) the By-laws, as currently in effect, of
Pro-Tech; (iv) the Indenture; (v) resolutions of the Board of Directors of
Pro-Tech adopted October 26, 2004 relating to, among other things, the issuance of Debt Securities and the filing of the Registration Statement and the
Amendment; (vi) Certificates of Legal Existence and Good Standing of Pro-Tech
dated October 29, 2004 issued by the Secretary of the Commonwealth of
Massachusetts (the "Massachusetts Certificates"); and (vii) certain representations made to us by Pro-Tech. We also have examined and relied upon such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         In our examination of such materials, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of Pro-Tech at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee under applicable law. As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

representations of officers and other representatives of Pro-Tech, public officials and others. In addition, we have also assumed that the transaction related to the issuance of the Debt Securities will be consummated in accordance with the terms of the documents and forms of documents described herein.

         Our opinion set forth below is further qualified to the extent that:

         1. We have not made any independent review of the laws of any jurisdiction other than the laws of the United States of America and the
Commonwealth of Massachusetts. Accordingly, except as set forth below, we express no opinion herein as to the effect of the law of any state or jurisdiction other than the law of the United States of America and the
Commonwealth of Massachusetts as applied by the courts of the Commonwealth of
Massachusetts (without giving effect to rules regarding choice of law), as to which we have made such investigation as we have deemed appropriate.

         2. We have undertaken no factual investigation in any regard except as specifically provided herein. To the extent that our opinion relates to matters as to which governmental agencies have issued certificates, these opinions speak as of the respective dates of such certificates and opinions. Our opinion as to the legal existence and corporate good standing of Pro-Tech is based solely on the Massachusetts Certificates.

         3. This opinion is being given as of its date based upon the facts and assumptions set forth herein and upon existing law and interpretations thereof in effect on the date hereof, and no assurance can be given that there will not be subsequent changes in such facts and assumptions, or in such law and interpretations thereof, which may affect the conclusions set forth herein.

         4. This opinion is issued solely for the benefit of the addressees hereof in connection with the Registration Statement and the Amendment, and may not be published or communicated by you to any other person for any purpose without our prior written approval and may not be relied upon by any other person for any purpose or by you for any other purpose.

         Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

         1.       Pro-Tech is a corporation duly incorporated, validly existing and in good standing under the law of the Commonwealth of
                  Massachusetts.

         2.       Pro-Tech has all requisite corporate power and corporate
                  authority under Massachusetts law to own and operate its
                  properties and carry on its business as now conducted and to perform its obligations under the Guarantee.

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

         3.       The execution and delivery of the Guarantee by Pro-Tech and the performance of Pro-Tech's obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of Pro-Tech.

         4.       When (a) the Indenture has been duly executed, and delivered by the Company and Pro-Tech and (b) the Guarantee has been executed and delivered on behalf of Pro-Tech and the related
                  Notes have been duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against
                  payment therefore in accordance with the terms and provisions of the Indenture and as contemplated by the Registration
                  Statement, the Prospectus and the Prospectus Supplement, the
                  Guarantee will constitute valid and legally binding
                  obligations of Pro-Tech.

         We are qualified to practice law in the Commonwealth of Massachusetts and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the Commonwealth of Massachusetts and the
General Corporation Law of the State of Delaware.

         This opinion letter is limited to the specific legal maters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Amendment.

                                       Very truly yours,

                                       LAWSON & WEITZEN LLP

                                       By: /s/ Patricia Farnsworth
                                          -----------------------------------
                                          A Partner

                                    EXHIBIT A

-----------------------------------------------------------
911EP, Inc.
-----------------------------------------------------------
AHI Bulletproof Acquisition Corp.
-----------------------------------------------------------
AHI Properties I, Inc.
-----------------------------------------------------------
AI Capital Corp.
-----------------------------------------------------------
Armor Brands, Inc.
-----------------------------------------------------------
ArmorGroup Services, LLC
-----------------------------------------------------------
Armor Holdings Forensics, L.L.C.
-----------------------------------------------------------
Armor Holdings GP, LLC
-----------------------------------------------------------
Armor Holdings LP, LLC
-----------------------------------------------------------
Armor Holdings Mobile Security, L.L.C.
-----------------------------------------------------------
Armor Holdings Payroll Services, LLC
-----------------------------------------------------------
Armor Holdings Products, L.L.C.
-----------------------------------------------------------
Armor Holdings Properties, Inc.
-----------------------------------------------------------
Armor Safety Products Company
-----------------------------------------------------------
ASD Capital Corp.
-----------------------------------------------------------
B-Square, Inc.
-----------------------------------------------------------
Break-Free Armor Corp.
-----------------------------------------------------------
Break-Free, Inc.
-----------------------------------------------------------
Casco International, Inc.
-----------------------------------------------------------
CCEC Capital Corp.
-----------------------------------------------------------
CDR International, Inc.
-----------------------------------------------------------
Defense Technology Corporation of America
-----------------------------------------------------------
Hatch Imports, Inc.
-----------------------------------------------------------
Identicator, Inc.
-----------------------------------------------------------
International Center for Safety Education, Inc.
-----------------------------------------------------------
Monadnock Lifetime Products, Inc.
-----------------------------------------------------------
Monadnock Lifetime Products, Inc.
-----------------------------------------------------------
Monadnock Police Training Council, Inc.
-----------------------------------------------------------
NAP Properties, Ltd.
-----------------------------------------------------------
NAP Property Managers, LLC
-----------------------------------------------------------
Network Audit Systems, Inc.
-----------------------------------------------------------
New Technologies Armor, Inc.
-----------------------------------------------------------
ODV Holdings Corp.
-----------------------------------------------------------
O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.
-----------------------------------------------------------
Pro-Tech Armored Products of Massachusetts, Inc.
-----------------------------------------------------------

-----------------------------------------------------------
Ramtech Development Corp.
-----------------------------------------------------------
Safari Land Ltd., Inc.
-----------------------------------------------------------
Safariland Government Sales, Inc.
-----------------------------------------------------------
SAI Capital Corp.
-----------------------------------------------------------
Simula Aerospace & Defense Group, Inc.
-----------------------------------------------------------
Simula, Inc.
-----------------------------------------------------------
Simula Polymers Systems, Inc.
-----------------------------------------------------------
Simula Technologies, Inc.
-----------------------------------------------------------
Simula Transportation Equipment Corporation
-----------------------------------------------------------
Speedfeed Acquisition Corp.
-----------------------------------------------------------
The O'Gara Company
-----------------------------------------------------------

                                                                       EXHIBIT D

                        PORTER WRIGHT MORRIS & ARTHUR LLP
                          Attorneys & Counselors at Law

                                                       One South Main Street
                                                       Suite 1600
                                                       Dayton, Ohio 45402-2028

                                                       Facsimile:   937-449-6820
                                                       Toll Free:   800-533-4434

                                October 29, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, FL  32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, NY 10019-4896

         Re:  Registration Statement on Form S-3

Ladies and Gentlemen:

         We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), in connection with the preparation of the
Registration Statement on Form S-3, File No. 333-113834 (the "Registration
Statement"), under the Securities Act of 1933, as amended (the "Securities Act")
filed on March 23, 2004 on behalf of the Company and the subsidiary guarantors named therein (the "Subsidiary Guarantors") with the Securities and Exchange
Commission (the "Commission"), Amendment No. 1 thereto filed on May 25, 2004
(the "Amendment") and Form 8-K of the Company dated October 29, 2004 as filed with the Commission (the "Current Report"). The Registration Statement provides for the offering, issuance and sale from time to time of the securities described in the Registration Statement at an aggregate initial offering price that will not exceed $500,000,000. This opinion updates and supplements our opinion dated May 26, 2004 filed as an exhibit to the Registration Statement. At your request, this opinion is being furnished for filing with Current Report and incorporated by reference as Exhibit 5.1 to the Registration Statement.

         In May of 2004, you provided us with a draft prospectus (the
"Prospectus") which was a part of the Registration Statement. The Prospectus provided that it would be supplemented in the future by one or more supplements to the Prospectus (each, a "Prospectus Supplement"). A Prospectus Supplement has
been prepared and filed with the Commission on October 26, 2004. The
Registration Statement, as amended by the Prospectus Supplement, relates to the
Company's offering of up to an aggregate of $345,000,000 principal amount of 2%
Senior Subordinated Convertible Notes due 2024 (the "Notes") and the issuance of the related

     Cincinnati o Cleveland o Columbus o Dayton o Naples, FL o Washington DC
                              www.porterwright.com

October 29, 2004

guarantees by certain of the Company's subsidiaries (the "Subsidiary
Guarantors"), all as more fully described in the Registration Statement, the
Amendment and the Prospectus Supplement.

         The Notes will be issued pursuant to an indenture, dated as of October
29, 2004 (the "Open-End Indenture"), and a supplemental indenture, dated as of
October 29, 2004 (the "Supplemental Indenture", and together with the Open-End
Indenture, the "Indenture"), among the Company, the Subsidiary Guarantors and
Wachovia Bank, National Association, as trustee (the "Trustee") in the form filed as an exhibit to the Current Report. The O'Gara Company, an Ohio corporation, is referred to as the "Ohio Subsidiary Guarantor", and the guarantee by the Ohio Subsidiary Guarantor with respect to the Notes is referred to as the "Guarantee". Our representation of the Company in connection with the
Registration Statement, the Prospectus Supplement and transactions referred to therein is limited to the matters addressed herein relating to the Ohio
Subsidiary Guarantor.

         In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement filed on March 23, 2004, the
Amendment in the form filed with the Commission on May 25, 2004 and the
Prospectus Supplement filed with the Commission on October 26, 2004; (ii) the
Certificate of Incorporation, as amended, of the Ohio Subsidiary Guarantor;
(iii) the Code of Regulations and all amendments thereto of the Ohio Subsidiary
Guarantor; (iv) the Indenture, Supplemental Indenture, Notes and Guarantees to
be filed as exhibits to the Current Report; (v) the certificate of the Secretary of the Ohio Subsidiary Guarantor attesting to certain factual matters as to the governing documents, directors and officers of the Ohio Subsidiary Guarantor;
(vi) resolutions of the Board of Directors of the Ohio Subsidiary Guarantor
relating to, among other things, the issuance of the Notes and the filing of the
Registration Statement, the Amendment, the Prospectus and the Prospectus
Supplement; (vii) records of certain of the Ohio Subsidiary Guarantor's corporate proceedings as reflected in its minute book and other records and documents that we have deemed necessary for purposes of this opinion; and (viii)
the Certificate of the Secretary of State of the State of Ohio, with respect to the Ohio Subsidiary Guarantor, dated October 8, 2004, attesting to the continued
corporate existence and good standing in Ohio, with respect to the Ohio
Subsidiary Guarantor, and upon which we have solely relied in rendering the opinion set forth in Paragraph 1 below.

         In rendering the opinions set forth herein, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Ohio Subsidiary Guarantor, certificates of public officials and of officers of the Ohio Subsidiary Guarantor, and such agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. In rendering the opinion, we have relied partially or solely upon the certificate(s) of an officer of the Ohio Subsidiary Guarantor, a copy of which is attached hereto (the "Officer's Certificate"). In rendering the opinions set forth herein, we have also relied upon the representations and warranties relating to the Ohio Subsidiary Guarantor in the Indenture and the
Supplemental Indenture and upon the certificates and other agreements, documents or certificates of the Ohio Subsidiary Guarantor delivered pursuant to the
Indenture, the Supplemental Indenture, Registration Statement, the Amendment,
the

October 29, 2004

Prospectus and the Prospectus Supplement (the "Documents") and this opinion letter.

         In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the
Ohio Subsidiary Guarantor at all relevant times will be such as will permit the authorization, execution and performance of the Guarantee under applicable law.
As to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Ohio Subsidiary Guarantor, public officials and others. We have further assumed the completeness and the conformity to the original documents of all documents submitted to us as photostatic or facsimile copies, the authenticity of originals of such documents, and the genuineness of the signatures appearing thereon. We have further assumed that you have considered the applicability to the transactions contemplated by the Documents of fraudulent transfer and conveyance laws, as to which we express no opinion.

         In addition, we have assumed that (a) none of the Documents listed or referred to above have been amended by oral or written agreement or by the conduct of the respective parties thereto, (b) none of the information contained in any of the Documents reviewed by us contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading, and (c) no fraud exists with respect to any of the matters relevant to the opinions hereinafter expressed; provided, however, to the best of our knowledge we have no reason to believe that any of such assumptions is incorrect.

       We note that the Indenture and the Supplemental Indenture provide that both are governed by the law of the State of New York. We have assumed, with your consent, that the law of the State of Ohio is identical to the law of New
York in all respects material to our opinions expressed in paragraphs one through four below.

       Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

              1. The Ohio Subsidiary Guarantor is validly existing and in good standing under the laws of the State of Ohio.

              2. The Ohio Subsidiary Guarantor has all requisite corporate power and corporate authority under Ohio law to own and operate its properties and carry on its business as now conducted and to perform its obligations under the
Guarantee.

              3. The execution and delivery of the Guarantee by the Ohio
Subsidiary Guarantor and the performance of the Ohio Subsidiary Guarantor's obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of the Ohio Subsidiary Guarantor.

October 29, 2004

              4. When (a) the Indenture has been duly executed, and delivered by the Company and the Ohio Subsidiary Guarantor and (b) the Guarantee has been executed and delivered on behalf of the Ohio Subsidiary Guarantor and the related Notes have been duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against payment therefore in accordance with the terms and provisions of the Indenture and as contemplated by the
Registration Statement, the Prospectus and the Prospectus Supplement, the
Guarantee will constitute valid and legally binding obligations of the Ohio
Subsidiary Guarantor.

         The opinions set forth herein are subject to the following additional qualifications, assumptions and exceptions:

              (a)  the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally;

              (b)  that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to general
                   principles of equity (regardless of whether such
                   enforceability is considered in a proceeding in equity or at law);

              (c)  provisions of the Documents may be unenforceable where (i)
                   the breach of such provisions imposes restrictions or burdens upon the obligees, and it cannot be demonstrated that the
                   enforcement of such restrictions or burdens is reasonably
                   necessary for the protection of the obligee, (ii) the
                   obligee's enforcement of such provisions under the
                   circumstances would violate the obligee's implied covenant of good faith and fair dealing, or (iii) the breach of such
                   provision is not a material breach of a material covenant or provision;

              (d)  the effect of statutes and rules of law which cannot be waived prospectively by an obligor;

              (e)  The enforceability of: (a) self-help provisions (including provisions granting a power of attorney or provisions
                   authorizing the use of force or a breach of peace in
                   enforcing rights or remedies), (b) provisions relating to the collection of attorney fees or costs incurred by another
                   party to enforce any contractual obligation, (c) provisions which purport to establish evidentiary standards, (d)
                   provisions relating to waivers of rights or remedies (or the delay or omission of enforcement thereof), disclaimers,
                   liability limitations or indemnifications, provisions,
                   releases of legal or equitable rights (including the right to a jury trial), submission to the jurisdiction and venue of a court, liquidated damages (including provisions which may
                   operate as a penalty) or the creation of rights and remedies not

October 29, 2004

                   permitted under applicable law or contrary to public policy or (e) provisions which purport to prohibit, restrict or
                   limit the ability of a person to transfer rights or interests in property; and

              (f)  "knowledge" as used herein means the current actual knowledge of those lawyers in this firm engaged in the substantive
                   representation with respect to the transaction to which this opinion relates including William J. Kelly, Jr., Esq.,
                   Charles Y. Kidwell, Jr., Esq. and David M. Carr, Esq.

         We are qualified to practice law in the State of Ohio and do not purport to be experts on, or to express any opinion herein concerning any law, other than the laws of the State of Ohio, and the federal laws of the United
States of America, and the opinions rendered herein are limited to such laws of the State of Ohio, and the federal laws of the United States of America which, based upon our experience, are generally applicable to transactions of the type set forth in the Documents. We express no opinion as to any federal or state securities laws or any local laws.

         This opinion is rendered solely for your benefit for purposes and use in connection with the Registration Statement, the Amendment, the Prospectus
Supplement and may not be relied upon by any other person or entity other than
Armor Holdings, Inc. and Wachovia Bank, National Association, Trustee. This
opinion is provided to you as of the date hereof solely for the purposes of complying with your requirements in connection with the Registration Statement, the Current Report and the Prospectus Supplement. We consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion to be filed as an exhibit to the Amendment or the Prospectus Supplement. This opinion may not be quoted in whole or in part or otherwise referred to in any report or document furnished to any person or entity other than as an exhibit to the Kane Kessler,
P.C. opinion to be filed as an exhibit to the Amendment or the Prospectus
Supplement without our prior written consent. This opinion is limited to the matters expressly set forth herein, and no opinion is to be implied or may be inferred beyond the matters expressly so stated. We disclaim any requirement to update this opinion subsequent to the date hereof or to advise you of any change in any matter set forth herein.

                                        Very truly yours,

                                        PORTER, WRIGHT, MORRIS & ARTHUR, LLP
                                        /s/ Porter, Wright, Morris & Arthur LLP

                                                                       EXHIBIT E

                                October 29, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

     Re:    Certain Subsidiary Guarantors of Armor Holdings, Inc.

Ladies and Gentlemen:

     We have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), with regard to aspects of Arizona law related to the Company's subsidiaries listed on the attached Exhibit 1 (the "Arizona
Guarantors"), in connection with their guarantees (the "Subsidiary Guarantees")
of up to $345,000,000 aggregate principal amount of 2% Senior Subordinated
Convertible Notes due November 1, 2024 (the "Securities") proposed to be issued pursuant to the terms and conditions set forth in the Underwriting Agreement, dated as of October 26, 2004 (the "Underwriting Agreement") among the Company,
Goldman Sachs & Co., as representative of the several underwriters (the
"Underwriter"), and certain subsidiaries of the Company listed therein, and the
Indenture dated as of October 29, 2004 (the "Open-End Indenture"), as amended and supplemented by the Supplemental Indenture dated as of October 29, 2004 (the
"Supplemental Indenture") (collectively, the Open-End Indenture and the
Supplemental Indenture are referred to herein as the "Indenture"), in substantially the forms filed by the Company as exhibits to its Form 8-K dated
October 29, 2004 ("Current Report"), and incorporated by reference into the
Company's Registration Statement on Form S-3, File No. 333-113834, as amended on
May 26, 2004, (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act").

     In connection with this opinion letter, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

     (i)  the Registration Statement;

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

     (ii) the prospectus, dated May 27, 2004, which is a part of the
Registration Statement (the "Prospectus"), and the prospectus supplement, dated
October 26, 2004 (the "Prospectus Supplement");

     (iii) the Company's Form 8-K report, dated October 29, 2004, as filed with the Commission on October 29, 2004, pursuant to which certain exhibits to the
Registration Statement were filed;

     (iv) the articles of incorporation of each Arizona Guarantor, as currently in effect;

     (v)  the bylaws of each Arizona Guarantor, as currently in effect;

     (vi) the Open-End Indenture (including the Subsidiary Guarantee, as defined therein) and the Supplemental Indenture;

     (vii) the form of the Notes;

     (viii) the Underwriting Agreement;

     (ix) resolutions of the Board of Directors of each Arizona Guarantor, dated
October 26, 2004, relating to, among other things, the authorization of the
Indenture, the Subsidiary Guarantee, and the Underwriting Agreement;

     (x)  the certificate of an officer of the Company and the Arizona Guarantor attached as Exhibit 2 to this opinion; and

     (xi) the form of the Securities and the certificate of an officer of
Wachovia Bank, National Association, as trustee, as to its authentication of the
Securities under the Indenture.

     We also have examined and relied upon such other documents, corporate records, certificates, instruments and other information, as we have deemed necessary or appropriate as a basis for the opinions set forth below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Arizona
Guarantors or their respective officers or of public officials.

     In our examination of the documents referred to above, we have assumed (i)
the genuineness of the signatures not witnessed, the authenticity of documents submitted as originals, and the conformity to originals of documents submitted as copies; (ii) the legal capacity of all natural persons executing such documents; (iii) that such documents accurately describe and contain the mutual understanding of the parties, and that there are no oral or written statements or agreements that modify, amend, or vary, or purport to modify, amend, or vary, any

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

of the terms of such documents; (iv) as to documents executed by entities other than the Arizona Guarantors, that each such entity had the power and authority to enter into and perform its obligations under such documents, and that such documents have been duly authorized, executed, and delivered by, and are valid, binding upon, and enforceable against, such entities; (v) that the parties to such documents will receive no interest, charges, fees, or other benefits or compensation in the nature of interest in connection with the transactions other than those that the parties have agreed in writing in such documents to pay;
(vi) that no fraud has occurred in connection with such transactions; (vii) the accuracy of the representations and warranties of the Arizona Guarantors contained in the Underwriting Agreement (other than the representations made by the Arizona Guarantors in subsections 1(h), (j), (k) and (l)(ii) of the
Underwriting Agreement), the Indenture, and the Subsidiary Guarantees; (viii)
the execution and delivery by the Arizona Guarantors of the agreements to which they are a party and the performance by the Arizona Guarantors of their respective obligations thereunder will not conflict with or result in a breach of the terms, conditions or provisions of any law, rule or regulation other than any law, rule or regulation of the State of Arizona; (ix) that no substantive changes were made to the form and content of the documents we reviewed; (x) that all parties to the Agreements, including the Arizona Guarantors, will comply with their respective obligations contained in the Agreements; (xi) that the
Company and the Arizona Guarantors own all properties, assets and rights purported to be owned by each of them respectively; (xii) that the financial condition of the Arizona Guarantors at all relevant times will be such as will permit the authorization, execution, delivery and performance of the Subsidiary
Guarantees under applicable law; and (xiii) that each Arizona Guarantor has paid all income taxes, fines, jeopardy or fraud assessments and interest due from it and payable to the State of Arizona; and (xiv) that the Securities have been duly authenticated by Wachovia Bank, National Association, as trustee, and duly executed and delivered on behalf of the Company against payment therefore in accordance with the terms and provisions of the Indenture, and as contemplated by the Registration Statement, the Prospectus, and the Prospectus Supplement. As
to certain facts material to this opinion, we have relied without independent verification upon oral or written statements and representations of officers and other representatives of the Arizona Guarantors, public officials and others.

     Based upon and subject to the foregoing and the statements contained herein, we are of the opinion that:

     1.   Each Arizona Guarantor is duly incorporated, validly existing and in good standing under the laws of the State of Arizona, except that Simula Polymer
Systems, Inc. is not in good standing due to the failure to file its annual report.

     2.   Each Arizona Guarantor has the requisite corporate power and corporate authority under Arizona law to own and operate its properties and carry on its business as, to our

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

knowledge, such business is now conducted and to perform its obligations under the Subsidiary Guarantee.

     3.   The execution and delivery of the Subsidiary Guarantee by each Arizona
Guarantor, and the performance of each Arizona Guarantor's obligations under the
Subsidiary Guarantee, have been duly authorized by all requisite corporate action on the part of such Arizona Guarantor. When delivered as so authorized, the Arizona Subsidiary Guarantee will constitute a legal, valid and binding obligation of each Arizona Guarantor.

     The opinions set forth above are subject to the following qualifications and limitations:

     (i)  the enforceability of the Subsidiary Guarantees may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally;

     (ii) the enforceability of the Subsidiary Guarantees is subject to general principles of equity;

     (iii) the enforceability of the Subsidiary Guarantees is further subject to the qualification that certain waivers, procedures, remedies, and other provisions of the related agreements may be unenforceable under or limited by the laws of the State of Arizona; and

     (iv) the enforceability of the Subsidiary Guarantees under the laws of the
State of Arizona may be limited by issues of usury and fraudulent transfer or conveyance, which we have not considered and we exclude from the scope of our opinion.

     The opinions expressed herein are limited solely to the laws of the State of Arizona and we express no opinion on the federal laws of the United States or the laws of any other jurisdiction, including but not limited to the Trust
Indenture Act of 1939, as amended, the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended or federal licensing requirements.
Certain of the documents state that they are to be governed by the laws of the
State of New York. We are not familiar with these laws and render no opinion about them. For purposes of our opinion, we have assumed with your consent that the transactions described herein and the laws of the State of Arizona, notwithstanding their express terms, will govern the related agreements. We express no opinion about which law will actually govern the transactions and related documents. We have further assumed that the result of the application of
Arizona law would not be contrary to a fundamental policy of the law of any other state with which the parties may have contact in connection with the transactions contemplated herein.

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

         Without limiting the generality of the foregoing, we express no opinion concerning the following legal issues or the application of any such laws or regulations to the matters referenced in our opinion:

     (i)  the enforceability of any provisions of the Subsidiary Guarantees relating to the priority of payments of obligations by the Arizona Guarantors;

     (ii) antitrust and unfair competition laws and regulations;

     (iii) compliance with fiduciary duty requirements;

     (iv) the statutes, administrative decisions, and rules and regulations of county, municipal, and special political subdivisions, whether state-level, regional or otherwise;

     (v)  laws and regulations concerning the condition of title to any property;

     (vi) human health and safety or environmental laws and regulations;

     (vii) compliance with the rules or regulations of any exchange or market upon which the Securities may be listed or quoted;

     (viii) tax laws and regulations;

     (ix) pension and employee benefit laws and regulations;

     (x)  land use and subdivision laws and regulations; or

     (xi) regulatory laws or regulations specifically applicable to any entity because of the business in which it is engaged.

     As used herein, the phrase "to our knowledge" or any similar statement means in the actual knowledge of the Snell & Wilmer L.L.P. lawyers actively involved in rendering this opinion or actively involved within the last three months in providing legal services to the Company.

     This opinion letter is limited to the specific legal maters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. The opinions expressed herein are based upon the law in effect on the date hereof, and we assume no obligation to revise or supplement this opinion letter should such law be changed by legislative action, judicial decision, or in any other manner, or otherwise notify you of any changes in law or fact relevant to the opinions expressed herein.

Armor Holdings, Inc.
Kane Kessler, P.C.
October 29, 2004

         This opinion letter may be relied upon by the addressees in connection with the transactions being consummated on the date hereof and may not be relied on in any manner or for any purpose by any other person or entity (including by any person that acquires the Subsidiary Guarantees from the Arizona Guarantors), nor may it be quoted, in whole or in part, without our prior written consent in each instance. We consent to the inclusion of this opinion as an exhibit to the
Kane Kessler, P.C. opinion filed as an exhibit to the Current Report, amending the Registration Statement.

                                Sincerely yours,

                                /s/ Snell & Wilner L.L.P.

                                    EXHIBIT 1
                                    ---------

ARIZONA GUARANTORS

International Center for Safety Education, Inc.

Simula Aerospace & Defense Group, Inc.

Simula, Inc.

Simula Polymer Systems, Inc.

Simula Technologies, Inc.

                                   Ex. 1 - p. 1

                                                                       EXHIBIT F

                              ADRIENNE RANDLE BOND
                                 ATTORNEY AT LAW
                                 2014 Bissonnet
                              Houston, Texas 77005
                               Phone: 713-524-4200
                                Fax: 713-524-1196
                            Email: abond@abondlaw.com

                                October 29, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway, Suite 112
Jacksonville, Florida  32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York  10019

Re:      Registration Statement on Form S-3 of Armor Holdings, Inc.

Ladies and Gentlemen:

         I have acted as special counsel to Armor Holdings, Inc., a Delaware corporation (the "Company"), and B-Square, Inc., a Texas corporation (the
"Subsidiary Guarantor"), in connection with the Company's offering of up to an aggregate of $345,000,000 principal amount of 2% Senior Subordinated Convertible
Notes due 2024 (the "Notes") and the issuance of the related guarantee (the
"Guarantee") of those Notes by the Subsidiary Guarantor under the Registration
Statement on Form S-3, File No. 333-113834 and Amendment No. 1 thereto (the
"Registration Statement"), filed on behalf of the Company, the Subsidiary
Guarantor and certain other subsidiaries of the Company as set forth in the
Registration Statement (the "Subsidiaries") with the Securities and Exchange
Commission (the "Commission"). The Registration Statement provides for the offering, issuance and sale from time to time of the securities described in the
Registration Statement at an aggregate initial offering price that will not exceed $500,000,000.

         The Notes will be issued pursuant to a Base Indenture dated October 29,
2004 between Wachovia Bank, National Association (the "Trustee") and the Company
as amended by the Supplemental Indenture dated October 29, 2004 among the
Trustee, the Company and the Subsidiary Guarantors (the "Supplemental
Indenture," the Supplemental Indenture and the Base Indenture collectively, the
"Indenture"), forms of which have been duly filed with the Commission.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the definitive supplemental prospectus (the
"Prospectus Supplement") dated October 26, 2004 filed with the Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended,(the
"Act").

          In connection with this opinion letter, I have examined and am familiar with

                                                                               1

originals or copies, certified or otherwise identified to my satisfaction, of
(i) the Registration Statement and the Prospectus Supplement, (ii) the articles of incorporation currently in effect of the Subsidiary Guarantor; (iii) the
Bylaws currently in effect of the Subsidiary Guarantor; (iv) the form of the
Indenture, form of the Notes and the form of the Guarantee as filed as an exhibit to the Current Report on Form 8-K of the Company dated October 29, 2004
(the "Form 8-K") ; and (v) resolutions of the Board of Directors of the
Subsidiary Guarantor relating to, among other things, the filing of the
Registration Statement, and the approval of the Underwriting Agreement and
Prospectus Supplement. I also have examined and relied upon certificates of public officials, representations of the officers of the Company and the
Subsidiary Guarantor in the Underwriting Agreement, and a certificate of an officer of the Subsidiary Guarantor as I have deemed necessary or appropriate as a basis for the opinions set forth below.

         In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, the authenticity of the originals of such latter documents, and the financial condition of the
Subsidiary Guarantor at all relevant times will permit the authorization, execution and performance of the Guarantee under applicable law. I have also assumed that the Registration Statement, the Underwriting Agreement, the
Indenture, the Notes and the Guarantee (the "Documents") have been duly authorized, executed and delivered by each party other than the Subsidiary
Guarantor, that the Documents are or will be valid, binding and enforceable against each party that is not the Subsidiary Guarantor, and that each party thereto, other than the Subsidiary Guarantor, has duly complied with applicable regulatory requirements governing the transactions contemplated by the
Documents. I also assume that all parties to the Documents will act in accordance with applicable standards of commercial reasonableness and good faith and fair dealing and that there has not been mutual mistake of fact, fraud, duress or undue influence.

         Based upon and subject to the foregoing and the statements contained herein, I am of the opinion that:

              1.   The Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the
                   State of Texas.

              2.   The Subsidiary Guarantor has all requisite corporate power and corporate authority under the laws of the State of Texas to own and operate its properties and carry on its business as now conducted and to perform its obligations under the
                   Guarantee.

              3.   The execution and delivery of the Guarantee by the Subsidiary
                   Guarantor and the performance of Subsidiary Guarantor's
                   obligations under the Guarantee have been duly authorized by all requisite corporate action on the part of the Subsidiary
                   Guarantor.

              4.   When (a) the Indenture has been duly executed, and delivered by the Company and the Subsidiary Guarantor, and (b) the
                   Guarantee has been executed and delivered on behalf of the
                   Subsidiary Guarantor and the related Notes have been duly
                   authenticated by the Trustee and duly executed and delivered on behalf of

                                                                               2

                   the Company against payment therefor in accordance with the terms and provisions of the Indenture and as contemplated by the Registration Statement, and the Prospectus Supplement,
                   the Guarantee will constitute the valid and legally binding obligation of the Subsidiary Guarantor.

         The opinions as to the enforceability of the Guarantee are subject to
(i) principles of equity, (ii) the availability of certain equitable remedies,
(iii) bankruptcy, insolvency, moratorium and other laws applicable to creditors'
rights or the collection of debtors' obligations generally, and (iv) fraudulent conveyance laws. This opinion expressly excludes any opinions with respect to the laws of usury in the State of Texas. With respect to my opinions, I have not undertaken any special examination of the files of the Subsidiary Guarantor, other than a review of the Documents and the corporate records of the Subsidiary
Guarantor described above. I have, as to matters of fact and with respect to any documents or records other than those listed immediately above, relied upon the representations and warranties of an officer of the Subsidiary Guarantor in the
Underwriting Agreement and in the officer's certificate delivered in connection therewith.

         I express no opinion as to the availability or enforceability of the following provisions and remedies: (i) equitable remedies, including specific performance and the appointment of a receiver; (ii) self-help remedies; (iii)
provisions relating to waivers by the Subsidiary Guarantor or precluding the
Subsidiary Guarantor from asserting certain claims or defenses or from obtaining certain rights and remedies; (iv) provisions relating to subrogation rights, severability, delay or omission of enforcement of rights or remedies, indemnification, to the extent that such indemnification would be against public policy or such indemnification provisions purport to indemnify any persons against violations of securities laws or their own gross negligence or willful misconduct; (v) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Guarantee; (vi) provisions limiting the ability of the parties to modify the Guarantee and the underlying documents, except by written agreement; (vii) rights of setoff against funds in favor of persons who do not have possession of such funds or are not the owners and holders of the obligations against which the offset is made; and (viii) any provision in the Guarantee purporting to preserve the remedies available to a party as nonexclusive or distinct, separate and cumulative. Enforcement of obligations under the Guarantee may also be limited by constitutional limitations of notice and due process requirements under the United States
Constitution and any other laws limiting the rights of creditors to repossess, foreclose or otherwise realize upon the property of a debtor without appropriate notice or hearing. This opinion is limited to the enforceability of the
Guarantee on the date hereof and does not apply to any other documents or instruments executed by the Subsidiary Guarantor after the date hereof in connection with the Documents or the transactions funded by the Documents.

         I am qualified to practice law in the State of Texas, and do not purport to be an expert on, or to express any opinion herein concerning any law, other than the laws of the State of Texas and the Texas Business Corporation
Act.

        This opinion letter is limited to the specific legal matters expressly set forth herein and solely with respect to the Subsidiary Guarantor, and no opinion is expressed or implied with respect to any matter not expressly stated
herein. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations, and I have

                                                                               3

no duty to update these opinions. I consent to the inclusion of this opinion as an exhibit to the Kane Kessler, P.C. opinion filed as an exhibit to the Form 8-K and incorporated by reference into the Registration Statement.

                                       Very truly yours,

                                       /s/ Adrienne Randle Bond
                                       ------------------------
                                       Adrienne Randle Bond

                                                                               4

                                                                       EXHIBIT G

                                       October 29, 2004

Armor Holdings, Inc.
1400 Marsh Landing Parkway
Suite 112
Jacksonville, Florida 32250

Kane Kessler, P.C.
1350 Avenue of the Americas
New York, New York 10019

         Re:  $345,000,000 Armor Holdings, Inc. of 2% Senior Subordinated
              Convertible Notes
              -----------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special New Hampshire counsel to Casco International,
Inc., Monadnock Lifetime Products, Inc. and Monadnock Police Training Council,
Inc., each a New Hampshire corporation (each a "NH Subsidiary Guarantor" and collectively, the "NH Subsidiary Guarantors"), for the limited purpose of rendering the legal opinions set forth herein in connection with the issuance of
Guaranties by the NH Subsidiary Guarantors relating to the offering (the
"Offering") by Armor Holdings, Inc., a Delaware corporation ("Armor"), of up to an aggregate of $345,000,000 principal amount of 2% Senior Subordinated
Convertible Notes due 2024 (the "Notes") pursuant to the Registration Statement on Form S-3, Registration File No. 333-113834 (the "Registration Statement"),
under the Securities Act of 1933, as amended, filed with the Securities and
Exchange Commission (the "Commission") on behalf of Armor and the Subsidiary
Guarantors (as that term is defined in the Registration Statement), including the NH Subsidiary Guarantors. The Registration Statement relates to, among other things, the Company's offering of up to $500,000,000 of one or more series of debt securities. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the prospectus dated May 27, 2004, as supplemented by the prospectus supplement dated October 26, 2004 (the
"Prospectus"), which you have provided to us and that is a part of the Offering.

         The Notes will be issued pursuant to an indenture between Armor and
Wachovia Bank, N.A., as trustee (the "Trustee"), the form of which was filed as an exhibit to the Registration

Armor Holdings, Inc. & Kane Kessler, P.C.
October 29, 2004

Statement, as supplemented by a supplemental indenture among Armor, the Trustee, and the Subsidiary Guarantors, to be dated as of October 29, 2004 (the
"Indenture"). Although the Indenture will be dated as of October 29, 2004, we have relied for purposes of this opinion upon the terms of the Indenture as provided to us as of the date of this opinion. Pursuant to the terms of the
Indenture, the Subsidiary Guarantors, including the NH Guarantors, by their execution and delivery of the Indenture, will guarantee the Notes (the
"Guaranties").

         In preparation of this opinion we have examined (1) the Registration
Statement, including the Prospectus and the Indenture; (2) the Articles of
Agreement or Articles of Incorporation, as the case may be, as currently in effect, of each NH Subsidiary Guarantor; (3) the Bylaws, as currently in effect, of each NH Subsidiary Guarantor; (4) a certificate of each NH Subsidiary
Guarantor's existence from the New Hampshire Secretary of State dated October 7,
2004; (5) such resolutions of the Board of Directors of each NH Subsidiary
Guarantor as we deemed necessary; and (6) such other documents and items as we deemed necessary for the purposes of this opinion.

         We have relied upon certificates and other information furnished by
Armor and by the NH Subsidiary Guarantors. We have assumed without independent verification that the information furnished by Armor and the NH Subsidiary
Guarantors is accurate, although nothing has come to our attention which would suggest that any such certificate, warranty, representation, or information is inaccurate or incomplete in any material respect. We have not conducted any independent outside review of agreements, contracts, indentures, instruments, orders, judgments, rules, regulations, writs, injunctions or decrees by which the NH Subsidiary Guarantors or any of their property may be bound, nor have we made any outside independent investigation as to the existence of actions, suits, investigations or proceedings, if any, pending or threatened against the
NH Subsidiary Guarantors.

         In all our examinations, we have assumed the genuineness of all signatures, the authenticity of all documents purporting to be originals, and the conformity to the originals of all documents submitted to us as conformed or photostatic copies, which facts we have not independently verified. We have assumed, and we have no information to the contrary, that the minutes of the meetings of the Board of Directors of the NH Subsidiary Guarantors accurately reflect the actions taken at those meetings, that the meetings were duly called, and that a quorum was present in each case. We have also assumed, and we have no information to the contrary, that the information contained in the documents we have reviewed is accurate, and we have not independently verified such information.

         We have also assumed that the financial condition of the NH Subsidiary
Guarantors at all relevant times was, and will be, such as to permit their authorization, execution and performance of the Indenture under applicable law and that each of the NH Subsidiary Guarantors will receive a benefit of some substance in exchange for their guaranty of the Notes.

         We have also assumed that the transactions contemplated by the
Indenture have been duly authorized by each of the parties to it other than the
NH Subsidiary Guarantors, that the Indenture will be duly executed and delivered by each of the other parties to it, that each of the other parties has the power and authority to execute and deliver the Indenture, and that the

Armor Holdings, Inc. & Kane Kessler, P.C.
October 29, 2004

Indenture will constitute a legal, valid and binding agreement of each of the other parties, subject, if at all, to the General Qualifications as defined in the American Bar Association Section of Business Legal Opinion Accord (1991),
and our opinion in paragraph 4 below is subject to those General Qualifications.

         We are members of the Bar of the State of New Hampshire, and we express no opinion as to matters involving the laws of any jurisdiction other than the
State of New Hampshire. This opinion is limited to the effect of the laws
(including administrative and judicial interpretations) of the State of New
Hampshire and the United States, as they existed on the date of this letter and to the facts bearing upon the opinions below as they existed on the date of this letter, and we expressly disclaim any obligation or undertaking to update or modify the opinions below as a consequence of any future changes in the applicable laws or in the facts bearing upon those opinions. The Indenture provides that it shall be construed in accordance with the laws of New York, and our opinion in paragraph 4 below does not constitute an opinion as to whether the Indenture and Guaranties will be valid and binding to the extent that matter is construed in accordance with New York law. In addition, our opinion in paragraph 4 below is subject, if at all, to the General Qualifications as defined in the American Bar Association Section of Business Legal Opinion Accord
(1991).

         Based on the foregoing, we are of the opinion that:

         1. Each NH Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New
Hampshire.

         2. Each NH Subsidiary Guarantor has all requisite corporate power and authority to own and operate its properties, to carry on its business as, to our knowledge, it is now conducted and presently proposed to be conducted, and to perform its obligations under the Indenture.

         3. The execution and delivery of the Indenture by each NH Subsidiary
Guarantor and the performance of each NH Subsidiary Guarantor's obligations under the Indenture, including the Guaranties, have been duly authorized by all necessary corporate action on the part of each NH Subsidiary Guarantor.

         4. When (a) the Indenture has been duly executed, and delivered by
Armor and each of the NH Subsidiary Guarantors and (b) the Guaranties have been executed and delivered on behalf of each of the NH Subsidiary Guarantors and the related Notes have been duly authenticated by the Trustee and duly executed and delivered on behalf of Armor against payment therefor in accordance with the terms and provisions of the Indenture and as contemplated by the Registration
Statement and the Prospectus, the Guaranties will constitute valid and legally binding obligations of each of the NH Subsidiary Guarantors.

         This opinion letter is limited to the specific legal matters expressly set forth herein, and no opinion is expressed or implied with respect to any matter not expressly stated herein. The above opinions are solely for the benefit of the parties to whom this letter is addressed, and this letter is not to be quoted or otherwise referred to nor furnished to any other person, without our prior written consent. No person other than you shall be entitled to rely on the opinions

Armor Holdings, Inc. & Kane Kessler, P.C.
October 29, 2004

expressed in this letter. We consent to the inclusion of this opinion letter as an exhibit to a Form 8-K which Kane Kessler, P.C. will file with the Commission in connection with the Offering. This opinion and our consent to its inclusion with the Form 8-K to be filed by Kane Kessler, P.C. does not constitute acknowledgment that we are "experts" whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the
Commission promulgated thereunder.

                                       McLANE, GRAF, RAULERSON & MIDDLETON
                                         PROFESSIONAL ASSOCIATION

                                       By: /s/ Richard A. Samuels
                                          --------------------------------------
                                          Richard A. Samuels